                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 31, 2004
 -------------------------------------------------------------------------------
                        (Date of earliest event reported)


                            R&G FINANCIAL CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Puerto Rico                              0-22137                 66-0532217
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


280 Jesus T. Pinero Ave., Hato Rey, San Juan, Puerto Rico             00918
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                                 (787) 758-2424
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibit is included with this Report:

                  Exhibit 99.1 Press release dated March 31, 2004.

ITEM 9   REGULATION FD DISCLOSURE.

On March 31, 2004, R&G Financial Corporation announced by press release the successful completion of its $100 million trust preferred securities offering to the Puerto Rico Conservation Trust Fund, a Puerto Rico charitable trust. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           R&G FINANCIAL CORPORATION



                                           By: /s/ Joseph R. Sandoval
                                               ---------------------------------
                                               Joseph R. Sandoval
                                               Executive Vice President and
                                               Chief Financial Officer


Date:  March 31, 2004